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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported)  December 14, 1999



                      KULICKE AND SOFFA INDUSTRIES, INC.
            (Exact name of registrant as specified in its charter)


        PENNSYLVANIA                      000-00121           23-1498399
        (State or other jurisdiction     (Commission       (I.R.S. Employer
        of incorporation)                File Number)      Identification No.)

    2101 Blair Mill Road, Willow Grove, PA                           19090
   (Address of principal executive offices)                       (Zip code)


      Registrant's telephone number, including area code  (215) 784-6000
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ITEM 5.  OTHER EVENTS

     On December 14, 1999 Kulicke and Soffa Industries, Inc. (the "Company") announced that it completed the private placement of $150 million of 4 3/4% Convertible Subordinated Notes due 2006 to qualified institutional investors and institutional accredited investors. The Company has granted the initial purchasers a 30-day option to purchase up to an additional $25 million to cover over-allotments, if any. A copy of the press release is filed as Exhibit 99 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits.

Exhibit No.                                         Description
-----------                                         -----------

   99                            Press Release dated December 14, 1999

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              KULICKE AND SOFFA INDUSTRIES, INC.

Date: December 14, 1999                       By:  /s/ Clifford G. Sprague
                                                  ---------------------------
                                                  Clifford G. Sprague,
                                                  Senior Vice President
                                                  and Chief Financial Officer

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                                 EXHIBIT INDEX

Exhibit No.                                         Description
-----------                                         -----------

   99                              Press Release dated December 14, 1999

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